EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Drywave Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Austin Kibler, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

August 14, 2013

By: /s/ Austin Kibler

Austin Kibler

Principal Executive Officer

and Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Drywave Technologies, Inc.. and will be retained by Drywave Technologies, Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.